UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – April 15, 2013

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on April 1, 2013, Energy Future Holdings Corp., a Texas corporation (“EFH Corp.”), received a private letter ruling from the Internal Revenue Service (the “IRS”) in which the IRS ruled that upon the consummation of certain internal corporate transactions (the “Transactions”) involving EFH Corp. and Energy Future Competitive Holdings Company, a Texas corporation (“EFCH”), the excess loss account (the “ELA”) and a deferred intercompany gain (the “DIG”) that were reflected in the tax basis of the EFCH stock held by its parent company, EFH Corp. (the “EFCH Stock”), would be eliminated without causing the recognition of tax gain or loss. On April 15, 2013, EFH Corp. and EFCH completed the Transactions, resulting in the elimination of the DIG and the ELA.

In connection with the Transactions, (i) EFH Corp. contributed all of the EFCH Stock to a newly formed wholly-owned subsidiary, EFH2 Corp., a Texas corporation (“EFH2”), (ii) EFCH was converted from a Texas corporation into a Delaware limited liability company (the “Conversion”) and was renamed “Energy Future Competitive Holdings Company LLC” and (iii) EFH Corp. merged with and into EFH2 (the “Merger”), with the separate corporate existence of EFH Corp. having ceased and EFH2 continuing as the surviving corporation in the Merger (the “Surviving Corp.”). In connection with the Merger, the Surviving Corp. was renamed “Energy Future Holdings Corp.”

The Surviving Corp.’s directors and officers upon consummation of the Merger are the same as EFH Corp.’s directors and officers prior to the consummation of the Merger. Likewise, EFCH’s managers and officers upon consummation of the Conversion are the same as its directors and officers prior to the consummation of the Conversion. Immediately after the consummation of the Merger, each of the Surviving Corp. and EFCH had, on a consolidated basis, the same assets, businesses and operations as EFH Corp. and EFCH had, respectively, immediately prior to the consummation of the Merger. The Transactions had no, and will have no, effect on the Surviving Corp.’s or EFCH’s (or their respective subsidiaries’) results of operations, liquidity or financial statements.

As a result of the Merger, the Surviving Corp. became the successor issuer to EFH Corp. pursuant to Rule 414 under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended.

On April 15, 2013, in connection with the Transactions, the Surviving Corp. entered into:

•

the Second Supplemental Indenture (the “Series P Notes Supplemental Indenture”), dated as of April 15, 2013, between the Surviving Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), to the Indenture, dated as of November 1, 2004, as supplemented and amended by the Supplemental Indenture, dated as of July 1, 2010 (as so supplemented and amended, the “Series P Notes Indenture”), between EFH Corp. and the Trustee, governing EFH Corp.’s 5.55% Series P Senior Notes due November 15, 2014;

•

the Second Supplemental Indenture (the “Series Q Notes Supplemental Indenture”), dated as of April 15, 2013, between the Surviving Corp. and the Trustee, to the Indenture, dated as of November 1, 2004, as supplemented and amended by the Supplemental Indenture, dated as of December 5, 2012, between EFH Corp. and the Trustee (as so supplemented and amended, the “Series Q Notes Indenture”), governing EFH Corp.’s 6.50% Series Q Senior Notes due November 15, 2024;

•

the Second Supplemental Indenture (the “Series R Notes Supplemental Indenture”), dated as of April 15, 2013, between the Surviving Corp. and the Trustee, to the Indenture, dated as of November 1, 2004, as supplemented and amended by the Supplemental Indenture, dated as of December 5, 2012, between EFH Corp. and the Trustee (as so supplemented and amended, the “Series R Notes Indenture”), governing EFH Corp.’s 6.55% Series R Senior Notes due November 15, 2034;

•

the Fifth Supplemental Indenture (the “LBO Notes Supplemental Indenture”), dated as of April 15, 2013, among the Surviving Corp., the guarantors named on the signature page thereto (the “Guarantors”), and the Trustee, to the Indenture, dated as of October 31, 2007, as supplemented and amended by the Supplemental Indenture, dated as of July 8, 2008, the Second Supplemental Indenture, dated as of August 3, 2009, the Third Supplemental Indenture, dated as of July 29, 2010 and the Fourth Supplemental Indenture, dated as of October 18, 2011, among EFH Corp., the Guarantors and the Trustee (as so supplemented and amended, the “LBO Notes Indenture”), governing EFH Corp.’s 10.875% Senior Notes due 2017 and 11.250%/12.000% Senior Toggle Notes due 2017;

•

the Second Supplemental Indenture (the “9.75% Notes Supplemental Indenture”), dated as of April 15, 2013, between the Surviving Corp. and the Trustee, to the Indenture, dated as of November 16, 2009, as supplemented and amended by the Supplemental Indenture, dated as of January 25, 2013, among EFH Corp., the guarantors named on the signature pages thereto and the Trustee (as so supplemented and amended, the “9.75% Notes Indenture”), governing EFH Corp.’s 9.75% Senior Secured Notes due 2019; and

•

the Ninth Supplemental Indenture (the “10.000% Notes Supplemental Indenture”), dated as of April 15, 2013, between the Surviving Corp. and the Trustee, to the Indenture, dated as of January 12, 2010, as supplemented and amended by the First Supplemental Indenture, dated as of March 16, 2010, the Second Supplemental Indenture, dated as of April 13, 2010, the Third Supplemental Indenture, dated as of April 14, 2010, the Fourth Supplemental Indenture, dated as of May 21, 2010, the Fifth Supplemental Indenture, dated as of July 2, 2010, the Sixth Supplemental Indenture, dated as of July 6, 2010, the Seventh Supplemental Indenture, dated as of July 7, 2010, and the Eighth Supplemental Indenture, dated as of January 25, 2013, among EFH Corp., the guarantors named on the signature pages thereto and the Trustee (as so supplemented and amended, the “10.000% Notes Indenture”), governing EFH Corp.’s 10.000% Senior Secured Notes due 2020.

Pursuant to the terms of the Series P Notes Supplemental Indenture, the Series Q Notes Supplemental Indenture, the Series R Notes Supplemental Indenture, the LBO Notes Supplemental Indenture, the 9.75% Notes Supplemental Indenture and the 10.000% Notes Supplemental Indenture (collectively, the “Supplemental Indentures”), the Surviving Corp. assumed all of the obligations of EFH Corp. under the Series P Notes Indenture, the Series Q Notes Indenture, the Series R Notes Indenture, the LBO Notes Indenture, the 9.75% Notes Indenture and the 10.000% Notes Indenture, respectively, and under the applicable notes issued thereunder. The Surviving Corp. also assumed all of the obligations of EFH Corp. under the Registration Rights Agreement relating to the LBO Notes Indenture (the “LBO Notes Registration Rights Agreement”) and the 10.000% Notes Indenture, and Energy Future Intermediate Holding Company LLC, a direct subsidiary of EFH Corp., and EFCH each confirmed that its respective guarantee of EFH Corp.’s obligations under the LBO Notes Indenture, the notes issued thereunder (the “LBO Notes”) and the LBO Notes Registration Rights Agreement shall apply to the Surviving Corp.’s obligations under the LBO Notes Indenture, the LBO Notes and the LBO Notes Registration Rights Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President and Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President & Controller

Dated: April 15, 2013